UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ___________________

                                    FORM 8-K
                               ___________________

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 3, 2004

                               ___________________

                           Q Comm International, Inc.
             (Exact name of registrant as specified in its charter)

                               ___________________

                                      Utah
                 (State or other jurisdiction of incorporation)


             001-31718                                 87-0674277
     (Commission File Number)               (IRS Employer Identification No.)


     510 East Technology Avenue,
             Building C
             Orem, Utah                                   84097
(Address of principal executive offices)                (Zip Code)

                                 (801) 226-4222
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                               ___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     The Board of Directors of Q Comm International, Inc. (the "Company") has elected Harry Hargens to the Company's Board of Directors effective September 1, 2004. The Board of Directors has not yet determined the committees of the Board to which Mr. Hargens will be named. Mr. Hargens initial term will expire on the date of the Company's annual meeting of stockholders in May 2005.


--------------------------------------------------------------------------------

                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2004                    Q Comm International, Inc.

                                            /s/ Michael K. Openshaw
                                            -----------------------

                                            Michael K. Openshaw
                                            Chief Financial Officer


--------------------------------------------------------------------------------